Exhibit 99.1



                            SHARE EXCHANGE AGREEMENT



                                  by and among



                         MULTI-TECH INTERNATIONAL, CORP.
                              a Nevada Corporation


                                       and


                       INTEGRATED FOREST PRODUCTS PTY LTD
                            an Australian Corporation


                                       and


                            TIMBERMANS GROUP PTY LTD
                            an Australian Corporation


                        effective as of September 1, 2004




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                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT, made and entered into this 1st day of September, 2004 by and among Multi-Tech International, Corp., a Nevada corporation with its principal place of business located at 64 Knightsbridge, London, UK SW1X ("MLTI"); Integrated Forest Products Pty Ltd, an Australian corporation with its principal place of business at Unit 4, 95 Salmon Street, Port Melbourne, Victoria 3207, Australia ("Integrated"); and Timbermans Group Pty Ltd with its principal place of business at Unit 4, 95 Salmon Street, Port Melbourne, Victoria 3207, Australia ("Timbermans").

                                    PREMISES

         A. This Agreement provides for the acquisition of Integrated by MLTI whereby Integrated shall become a wholly owned subsidiary of MLTI and in connection therewith, the issuance of a total of 257,000,000 shares of common stock, $0.001 par value per share ("Shares"), of MLTI of which 240,000,000 shares shall be issued to Timbermans, the sole shareholder of Integrated ("Share Exchange") and 17,000,000 shares shall be issued to Mr. Jeffrey Reade, a citizen and resident of the United Kingdom pursuant to the terms of this Agreement.

         B. The boards of directors of Integrated and MLTI have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                               THE SHARE EXCHANGE

         SECTION 1.1 SHARE EXCHANGE/DELIVERY OF INTEGRATED SECURITIES. Upon satisfaction of the conditions set forth in Article VI of this Agreement, Timbermans, shall transfer all rights, title and interest to and in the Integrated Common Shares held by it.

         SECTION 1.2 TRANSFER OF INTEGRATED COMMON SHARES. In exchange for all of the Integrated Ordinary Shares tendered pursuant to Section 1.1, MLTI shall issue to Timbermans, 240,000,000 MLTI shares of common stock upon the completion of the actions referred to in Section 7 of this Agreement. Such shares shall be "restricted securities", (as such term is defined in Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act").

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         SECTION 1.3 ISSUANCE OF S-8 REGISTERED COMMON STOCK TO JEFFREY READE.
Subject to the qualifications found in this Section, as soon as practicable, but in no event later than 30 days after the Closing, MLTI shall file a registration statement on Form S-8 pursuant to which 8,000,000 shares of MLTI common stock shall be registered. Such shares shall then be issued to Mr. Jeffrey Revell-Reade pursuant to his consulting agreement with the MLTI, the form of which is attached hereto as EXHIBIT 1.3. In addition to the aforementioned shares, also within 30 days after the Closing, Mr. Reade shall receive 9,000,000 restricted shares of MLTI common stock. The Company shall only be required to file a registration on Form S-8 if the following conditions have been met: (i) a Form 8-K in its entirety has been filed in compliance with the Exchange Act of 1934; and (ii) the proposed rule changes to Forms 8-K and S-8 as found in the U.S. Securities and Exchange Commission ("Commission") Releases 33-8407 and 34-49566 have not been adopted by the Commission. In the event that MLTI fails to file (i) above or the Commission adopts law having a similar affect to that found in (ii) above, MLTI shall grant a one time demand registration right to Mr. Reade for a period of 12 months from the Closing for a total of 8,000,000 shares. The parties to this Agreement shall negotiate the particular terms of such demand rights in good faith.

         SECTION 1.4 EVENTS PRIOR TO CLOSING. Upon execution hereof or as soon thereafter as practicable, management of Integrated and MLTI shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

         SECTION 1.5 CLOSING. The closing ("Closing") of the transactions contemplated by this Agreement shall be upon satisfaction of the conditions set forth in Articles V and VI of this Agreement, which the parties expect to occur no event later than forty-five (45) days after the date hereof.

         SECTION 1.6 DIRECTORS OF MLTI AFTER ACQUISITION. The Board of directors of MLTI will change as a result of the Exchange in accordance with the terms of
Article VII of this Agreement.

                                   ARTICLE II

                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF

                                      MLTI

         As an inducement to and to obtain the reliance of Integrated, MLTI represents and warrants as follows:

         SECTION 2.1 ORGANIZATION. MLTI is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own

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all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in EXHIBIT 2.1 are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of MLTI as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of MLTI's articles of incorporation or bylaws. MLTI has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 2.2 CAPITALIZATION. The authorized capitalization of MLTI consists of 100,000,000 common shares, $0.001 par value per share, and 5,000,000 shares of preferred stock, $.001 par value. As of the date hereof, MLTI has 80,000,000 common shares issued and outstanding and no shares of preferred stock. MLTI is a public company listed on the NASDAQ OTC-Bulletin Board under the symbol "MLTI". All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the pre-emptive or other rights of any person. MLTI has no other securities, warrants or options authorized or issued.

         SECTION 2.3 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. MLTI does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

         SECTION 2.4 OPTIONS AND WARRANTS. There are no existing options, warrants, calls or commitments of any character to which MLTI is a party and by which it is bound.

         SECTION 2.5 CLAIMS, LITIGATION AND PROCEEDINGS.There are no actions, suits, proceedings or investigations pending or threatened by or against MLTI, affecting MLTI or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of MLTI. MLTI does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         SECTION 2.6 MATERIAL CONTRACT DEFAULTS. MLTI is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of MLTI, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which MLTI has not taken adequate steps to prevent such a default from occurring.

         SECTION 2.7 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which MLTI is a party or to which any of its properties or operations are subject.

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         SECTION 2.8 GOVERNMENTAL AUTHORIZATIONS. MLTI has all licenses, franchises, permits or other governmental authorizations legally required to enable MLTI to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by MLTI of this Agreement and the consummation of MLTI of the transactions contemplated hereby.

         SECTION 2.9       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of MLTI are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) MLTI has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 2.10 INFORMATION. The information concerning MLTI as set forth in this Agreement and in the MLTI Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 2.11 TITLE AND RELATED MATTERS.MLTI owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever all its assets and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with MLTI's business. No third party has any right to, and MLTI had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of MLTI or any material portion of its properties, assets or rights.

         SECTION 2.12 APPROVAL OF AGREEMENT. MLTI has all requisite power and authority to enter into this Agreement, including approval of its board of directors. The holders of a majority of the common voting shares outstanding of MLTI have authorized the execution and delivery of the Agreement by MLTI and have approved the transactions contemplated hereby.

         SECTION 2.13 COMPLIANCE WITH LAWS AND REGULATIONS. MLTI has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, or financial condition of MLTI.

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         SECTION 2.14 MATERIAL TRANSACTIONS OR AFFILIATIONS. MLTI has provided
Integrated with copies of all material contracts to which MLTI is a party and which are to be performed in whole or in part after the date hereof. MLTI has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by MLTI to own beneficially, ten percent (10%) or more the issued and outstanding ordinary shares of MLTI and which is to be performed in whole or in part after the date hereof. MLTI has no commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.

                                   ARTICLE III

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                          OF INTEGRATED AND TIMBERMANS

         As an inducement to, and to obtain the reliance of MLTI, Integrated represents and warrants as follows:

         SECTION 3.1 ORGANIZATION. Integrated is a corporation duly organized, validly existing and in good standing under the laws of Australia and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in EXHIBIT 3.1 are complete and correct copies of the constitution and amendments thereto of Integrated as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Integrated's constitution. Integrated has full power, authority and legal right and has taken all action required by law, its constitution or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 3.2 CAPITALIZATION. The authorized capitalization of Integrated consists of ordinary shares and no shares of preferred stock. As of the date hereof, 6,649,705 shares has been issued and Timbermans is the sole shareholder of Integrated. All issued and outstanding Integrated shares have been legally issued and are nonassessable as of August 2, 2004.

         SECTION 3.3 SUBSIDIARIES. Integrated does not own, beneficially or of record, any shares of any other corporation. However, Integrated owns a minority interest in Radiata Forest Services Pty Ltd, a company owned jointly by a number of timber companies in the Canberra region, which purchases logs on behalf of its shareholders and distributes them among these shareholders.

         SECTION 3.4       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of Integrated are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

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         (b) Other than taxes due on a monthly basis, Integrated has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 3.5 INFORMATION. The information concerning Integrated as set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 3.6 TITLE AND RELATED MATTERS.Integrated has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal including those assets described in the confidential memorandum dated July 2004 and provided to MLTI at that time (collectively, "Assets") and such Assets are free and clear of all liens, pledges, charges or encumbrances other than those described in such Memorandum and as previously advised and existing at the time. Integrated owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Integrated's business. No third party has any right to, and Integrated had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Integrated or any material portion of its properties, assets or rights.

         SECTION 3.7 CLAIMS, LITIGATION AND PROCEEDINGS.There are no actions, suits, proceedings or investigations pending or threatened by or against Integrated, affecting Integrated or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of Integrated. Integrated does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default..

         SECTION 3.8 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Integrated is a party or to which any of its properties or operations are subject.

         SECTION 3.9 MATERIAL CONTRACT DEFAULTS. To the best of Integrated's knowledge and belief, Integrated is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment

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which is material to the business, operations, properties, assets or condition of Integrated, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Integrated has not taken adequate steps to prevent such a default from occurring.

         SECTION 3.10 GOVERNMENTAL AUTHORIZATIONS. To the best of Integrated's knowledge, Integrated has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Integrated of the transactions contemplated hereby.

         SECTION 3.11 COMPLIANCE WITH LAWS AND REGULATIONS. Integrated has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, or financial condition of Integrated.

         SECTION 3.12 MATERIAL TRANSACTIONS OR AFFILIATIONS. Integrated has provided MLTI with copies of all material contracts to which Integrated is a party and which are to be performed in whole or in part after the date hereof. Integrated has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by Integrated to own beneficially, ten percent (10%) or more the issued and outstanding ordinary shares of Integrated and which is to be performed in whole or in part after the date hereof. Integrated has no commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.

         SECTION 3.13 LABOR RELATIONS. Integrated has never had a work stoppage resulting from labor problems.

         SECTION 3.14 NATURE OF BOOKS AND RECORDS. It is acknowledged that Integrated books and records must be in auditable condition and that such audit must be completed within sixty days (60) of this Agreement. The books and records of Integrated are in such auditable condition.

                                   ARTICLE IV

                                SPECIAL COVENANTS

         SECTION 4.1 ACCESS TO PROPERTIES AND RECORDS. It is acknowledged by each of MLTI, Integrated and Timbermans, that its officers and authorized representatives have been afforded full access to the other's properties, books and records of Integrated and MLTI as the case may be, so that each had full

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opportunity to make such reasonable investigation as it desired to make of the affairs of the other and each has furnished the other with such additional financial and operating data and other information as to the business and properties of Integrated and MLTI as the case may be, as the other shall from time to time reasonably request. Should either party require further opportunity to conduct any further investigation into the affairs of the other, it shall be allowed to do so prior to closing as long as this investigation is completed prior to Closing.

         SECTION 4.2 AVAILABILITY OF RULE 144. Each of the parties acknowledge that the stock of MLTI to be issued pursuant to this Agreement have not been registered under the Securities Act and will be "restricted securities" as that term is defined in Rule 144 promulgated pursuant to the Securities Act. Such "restricted securities" may not be sold, transferred or encumbered except in a transaction registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements.

         SECTION 4.3 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE INTEGRATED COMMON SHARES TO BE ISSUED IN THE EXCHANGE. The consummation of this Agreement, including the issuance of the MLTI Shares to Timbermans and the resulting issuance of common shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which Timbermans acquires such securities.

         SECTION 4.4 THIRD PARTY CONSENTS. Integrated, Timbermans and MLTI agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

         SECTION 4.5 INDEMNIFICATION.

                     (a) Integrated and Timbermans each hereby agrees to
                indemnify MLTI and each of the officers, agents and directors of MLTI as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against and litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement in addition to any shareholder action filed against MLTI officers or directors based on this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

                     (b) MLTI and its officers and directors hereby agrees to
                indemnify Integrated, Timbermans and each of the officers, agents, directors and current shareholders of Integrated and Timbermans as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may

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                become subject arising out of or based on any inaccuracy
                appearing in or misrepresentation made in this Agreement. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF MLTI

         The obligations of MLTI under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         SECTION 5.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by Integrated in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and Integrated shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Integrated prior to or at the Closing.

         SECTION 5.2 SHAREHOLDER APPROVAL. As the sole shareholder of Integrated, Timbermans by its execution of this Agreement has approved this Agreement and the transactions contemplated herein.

         SECTION 5.3 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations or Integrated.

         SECTION 5.4 OTHER ITEMS. MLTI shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as MLTI may reasonably request.

         SECTION 5.5 SECRETARY'S CERTIFICATE. Integrated shall have delivered to MLTI a certificate, dated the Closing Date, executed by the Secretary of Integrated in substantially the form attached hereto as Exhibit 5.5, which shall include confirmation that all requisite board and stockholder approvals have been obtained and remain in force.

         SECTION 5.6 OPINIONS OF COUNSEL. Integrated shall have delivered to MLTI opinions, dated the Closing Date, from counsel for Integrated, in substantially the form attached hereto as Exhibit 5.6.

                                   ARTICLE VI

        CONDITIONS PRECEDENT TO OBLIGATIONS OF INTEGRATED AND TIMBERMANS

         The obligations of Integrated and Timbermans under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

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         SECTION 6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by MLTI in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and MLTI shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by MLTI prior to or at the Closing.

         SECTION 6.2 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of MLTI.

         SECTION 6.3 MLTI RECAPITALIZATION. As soon as practicable, MLTI's counsel shall prepare the documentation effecting a 200-1 reverse stock split of MLTI's common stock thereby resulting in a capitalization of 400,000 shares as well as the documents necessary for effecting an increase of the authorized of MLTI common stock to 300,000,000 shares.

         SECTION 6.4 STOCK CERTIFICATE. MLTI shall have tendered to Integrated a certificate representing the Shares, duly endorsed to Integrated, and such endorsement shall have been witnessed by an officer or MLTI.

         SECTION 6.5 SECRETARY'S CERTIFICATE. MLTI shall have delivered to Integrated a certificate, dated the Closing Date, executed by the Secretary of MLTI in substantially the form attached hereto as Exhibit 6.5, which shall include confirmation that all requisite board and stockholder approvals have been obtained and remain in force.

         SECTION 6.6 OPINIONS OF COUNSEL. MLTI shall have delivered to Integrated opinions, dated the Closing Date, from counsel for MLTI, in substantially the form attached hereto as Exhibit 6.6.

         SECTION 6.7 RESIGNATIONS. All officers or directors of MLTI shall have tendered their resignations from such positions of MLTI effective upon the Closing.

         SECTION 6.8 PROCEEDINGS. All proceedings to be taken on the part of MLTI in connection with the transactions contemplated by this Agreement and all documents delivered by MLTI incidental thereto shall be reasonably satisfactory in form and substance to Integrated. Integrated shall have received copies of all documents as it may reasonably request in order to establish the consummation of such transactions.

                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1 BROKERS AND FINDERS. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the

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negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         SECTION 7.2 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, United States of America.

         SECTION 7.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to MLTI:                    c/o Rubin, Bailin, Ortoli LLP
                                        405 Park Avenue
                                        New York, NY 10022
                                        Attn: William S. Rosenstadt, Esq.

         If to Timbermans Group
          Pty Ltd:                      Unit 4
                                        95 Salmon Street
                                        Port Melbourne, Victoria 3207
                                        Australia

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.

         SECTION 7.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parities shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fee, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         SECTION 7.5 CONFIDENTIALITY. Each party hereto agrees with the other parties that, unless and until the reorganization contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not used such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         SECTION 7.6 EXHIBITS; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's exhibits delivered pursuant to this Agreement.

         SECTION 7.7 THIRD PARTY BENEFICIARIES.This contract is solely among Integrated, Timbermans and MLTI and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         SECTION 7.8 ENTIRE AGREEMENT.This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         SECTION 7.9 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

         SECTION 7.10 COUNTERPARTS. This Agreements may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         SECTION 7.11 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         SECTION 7.12 INCORPORATION OF RECITALS.All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

         SECTION 7.13 EXPENSES. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

         SECTION 7.14 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         SECTION 7.15 BENEFIT. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         SECTION 7.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         SECTION 7.17 FAILURE OF CONDITIONS; TERMINATION.In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         SECTION 7.18 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against wither party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         SECTION 7.19 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                                       MULTI-TECH INTERNATIONAL, CORP.



                                       By: /s/ Dr. David F. Hostelley
                                           --------------------------
                                                Dr. David
                                                F.Hostelley
                                                PRESIDENT



                                       /s/ JEFFREY REVELL-READE
                                       ------------------------
                                       JEFFREY REVELL-READE
                                       (MAJORITY SHAREHOLDER OF MLTI)


                                       INTEGRATED FOREST PRODUCTS PTY LTD


                                       BY: /s/ COLIN BAIRD
                                           --------------------------
                                           NAME: COLIN BAIRD
                                           TITLE: DIRECTOR


                                       TIMBERMANS GROUP PTY LTD

                                       BY: /s/ ROGER TIMMS
                                           --------------------------
                                           NAME: ROGER TIMMS
                                           TITLE: DIRECTOR

                                   EXHIBIT 7.3

                           LIST OF PROPOSED DIRECTORS

Colin Wilson Baird
Address: 25 Callander Close Sunbury Victoria 3429
DOB: 6/22/58

Michael Bruce Timms
Address: 51 Websters Road Templestowe Victoria 3106
DOB: 5/30/50

Roger Kenneth Timms
7 Linacre Road Hampton Victoria 3188
DOB: 4/24/56

Antony Richard Esplin
Address: 11 Government Road Eden NSW 2551
DOB: 8/23/62

Norman William Backman
Address: 10 Cherry Crescent Morwell Victoria 3840
DOB: 9/20/48



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